UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 19, 2020
Date of Report (Date of earliest event reported)
______________________________
New Relic, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1000
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2020, the Board of Directors (the “Board”) of New Relic, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board to nine directors and appointed each of David Henshall and Anne DelSanto to serve as a member of the Board, effective immediately. Mr. Henshall will serve as a Class III director, whose term expires at the annual meeting of stockholders to be held in 2023, and Ms. DelSanto will serve as a Class I director, whose term expires at the annual meeting of stockholders to be held in 2021.

David Henshall, age 51, has served as the President and Chief Executive Officer of Citrix Systems, Inc. (“Citrix”), a multinational software and cloud computing company, since July 2017. Prior to that role, Mr. Henshall held a number of senior executive roles within Citrix, including Chief Financial Officer and Chief Operating Officer from February 2014 to July 2017. Prior to joining Citrix, Mr. Henshall served as Chief Financial Officer of Rational Software Corporation, a software company acquired by IBM Corporation in 2003, and also held various finance positions at Cypress Semiconductor Corporation and Samsung Semiconductor, Inc. Mr. Henshall currently serves on the boards of directors of Citrix and LogMeIn, Inc., a provider of cloud-based communications, collaboration, identity management, and customer support software. Mr. Henshall previously served on the board of directors of Everbridge, Inc. from July 2015 to May 2018. Mr. Henshall holds a B.S. in Business Administration from University of Arizona and a M.B.A. from Santa Clara University. The Company believes Mr. Henshall is qualified to serve as a member of our Board because of his extensive experience as a senior executive in the technology industry as well as his financial expertise.

Anne DelSanto, age 57, has served as a limited partner at Operator Collective, a venture fund, since December 2019. Ms. DelSanto has also served as a limited partner at Stage 2 Capital, a venture fund, since March 2019. From February 2018 to April 2019, she served as Executive Vice President and General Manager, Platform at Salesforce.com, Inc. (“Salesforce”), a customer relationship management company. Prior to that role, she served in various executive-level roles at Salesforce since October 2012, including Executive Vice President, Americas Solution Engineering & Cloud Sales from February 2016 to February 2018. Prior to joining Salesforce, Ms. DelSanto served in various roles of increasing responsibility in pre-sales from 1999 to 2012 at Oracle Corporation, an information technology and services company, including most recently as Group Vice President, Sales Engineering from February 2012 to September 2012. Ms. DelSanto currently serves on the board of directors of Juniper Networks, Inc., a networking and cybersecurity solutions company. Ms. DelSanto holds a B.S. in Mathematics, with a concentration in Computer Science from St. John’s University and a M.S. in Administrative Studies from Boston College. The Company believes Ms. DelSanto is qualified to serve as a member of our Board because of her extensive experience as a senior sales executive at several technology companies, and her broad industry expertise with cloud-businesses and software-as-a-service business models.

Mr. Henshall and Ms. DelSanto are entitled to cash and equity compensation for service on the Board and its committees in accordance with the Company’s Non-Employee Director Compensation Policy, as amended. In addition, Mr. Henshall and Ms. DelSanto executed the Company’s standard form of indemnification agreement. For a description of the material terms of this agreement, see “Transactions With Related Persons-Indemnification Agreements” in the Company’s definitive proxy statement for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), as filed with the Securities and Exchange Commission on July 7, 2020 (the “Proxy Statement”).

There are no arrangements or understandings between either of Mr. Henshall or Ms. DelSanto and any other persons pursuant to which either was selected as a member of the Board. There are also no family relationships between either of Mr. Henshall or Ms. DelSanto and any director or executive officer of the Company, and neither Mr. Henshall nor Ms. DelSanto has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On August 19, 2020, the Company held its Annual Meeting via a live audio webcast. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s Proxy Statement. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected each of the two nominees for Class III director to serve until the Company’s 2023 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Lewis Cirne	41,761,404	9,025,557	2,924,971
Michael Christenson	41,253,316	9,533,645	2,924,971

Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,717,636	5,807,116	1,262,209	2,924,971

Proposal 3. Stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions
53,483,696	210,967	17,269

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date: August 19, 2020	By:	/s/ Mark Sachleben
Mark Sachleben Chief Financial Officer